Exhibit 10.27

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 5, 2018, is by and among ANI PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders (as hereinafter defined) party hereto, and CITIZENS BANK, N.A., a national banking association, as administrative agent for the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 31, 2017 (as further amended, modified, extended, restated, replaced or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments to the Credit Agreement, in each case in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1           Amendments to Definitions.

(a)            Removed Definition. The definition of Bank Product Amount set forth in Section 1.1 of the Credit Agreement is hereby removed.

(b)           Amendment to Definition of Alternate Base Rate. The definition of Alternate Base Rate set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the fifth sentence to read as follows:

If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) (A) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms above or (B) that the Prime Rate or LIBOR no longer accurately reflects an accurate determination of the prevailing Prime Rate or LIBOR, the Administrative Agent may select, after giving due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the U.S. market at such time by similarly situated administrative agents, a reasonably comparable index or source to use as the basis for the Alternate Base Rate, until the circumstances giving rise to such inability no longer exist.

(c)            Amendment to Definition of Bank Product. The definition of Bank Product set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Bank Product” shall mean any of the following products, services or facilities extended to any Credit Party or any Subsidiary by any Bank Product Provider: (a) Cash Management Services; (b) products under any Hedging Agreement; and (c) commercial credit card, purchase card and merchant card services; provided, however, that for any of the foregoing to be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b), the applicable Bank Product Provider must have previously provided a Bank Product Provider Notice to the Administrative Agent which shall indicate the existence of such Bank Product. Any Bank Product established from and after the time that the Lenders have received written notice from the Company or the Administrative Agent that an Event of Default exists, until such Event of Default has been waived in accordance with Section 9.1, shall not be included as “Credit Party Obligations” for purposes of a distribution under Section 2.11(b).

(d)           Amendment to Definition of LIBOR. The definition of LIBOR set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the third sentence as follows:

If the LIBOR rate (or the publishing thereof) is discontinued at any time, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend this definition to provide for a reference rate to replace LIBOR (subject to the approval of the Required Lenders); provided that until such alternative reference rate is agreed, the Administrative Agent may, in its reasonable discretion and after giving due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the U.S. market at such time by similarly situated administrative agents, use an alternative method to select a rate calculated by the Administrative Agent to adequately and fairly reflect the cost to the Lenders of funding Loans hereunder.

1.2           Amendment to Section 3.11. Section 3.11 of the Credit Agreement is hereby amended by adding the following:

The Borrower will not, directly or indirectly, use the proceeds of the Loans or use the Letters of Credit, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the Foreign Corrupt Practices Act, 15 U.S.C. §§ 78dd-1, et seq. (and any foreign counterpart thereto) or any other applicable anti-corruption law, or (ii) (A) except as expressly permitted by applicable Requirements of Law, to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans or Letters of Credit, whether as Administrative Agent, Arranger, Issuing Lender, Lender, underwriter, advisor, investor, or otherwise).

1.3           Amendment to Section 5.12(c). Section 5.12(c) of the Credit Agreement is hereby amended by removing the phrase “including, without limitation, the same documentation required pursuant to Section 4.1(e),”.

2

1.4           Amendment to Schedule 2.1(a). Schedule 2.1(a) to the Credit Agreement is hereby amended and restated as set forth on Exhibit A attached to this Amendment. All other Schedules and Exhibits to the Credit Agreement shall not be modified or otherwise affected.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)          Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b)          Authority Documents. The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate (i) with respect to each Credit Party, (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each of the Borrower and any Guarantor that were delivered on the Closing Date or the date on which any Guarantor was joined as a Guarantor pursuant to a Joinder Agreement (the “Joinder Date”) remain true and complete as of the First Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each such Credit Party that were delivered on the Closing Date or the Joinder Date, as applicable, remain true and correct and in force and effect as of the First Amendment Effective Date (or certified updates as applicable) and (C) certifying that each officer listed in the incumbency certification contained in such Credit Party’s Secretary’s Certificate, delivered on the Closing Date or the Joinder Date, as applicable, remains a duly elected and qualified officer of such Credit Party and such officer remains duly authorized to execute and deliver on behalf of such Credit Party the Amendment or attaching a new incumbency certificate for each officer signing this Amendment, (ii) attaching copies of the resolutions of the board of directors of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the First Amendment Effective Date and (iii) attaching certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization.

(c)          Fees and Expenses. (i) The Administrative Agent shall have received from the Borrower such fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and (ii) King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.

ARTICLE III

MISCELLANEOUS

3.1           Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3

3.2           Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)          It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)          This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)          The representations and warranties made by the Credit Parties in the Credit Documents (i) with respect to representations and warranties that contain a materiality qualification, are true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(e)          After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)          The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)          Other than as set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3           Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4           Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5           Expenses. The Borrower agrees to pay all reasonable costs and fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4

3.6           Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7           Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8           Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9           No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10         GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11         Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12         Consent to Jurisdiction; Service of Process and Venue; Waiver of Jury Trial. The jurisdiction, service of process, venue and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

5

ANI PHARMACEUTICALS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	ANI PHARMACEUTICALS, INC.,
a Delaware corporation

	By:	/s/ Stephen Carey
Name: Stephen Carey
Title: VP & CFO

GUARANTOR:	ANIP ACQUISITION COMPANY
a Delaware corporation

	By:	/s/ Stephen Carey
Name: Stephen Carey
Title: VP & CFO

ANI PHARMACEUTICALS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CITIZENS BANK, N.A., as a Lender and as Administrative Agent

	By:	/s/Prasanna Manyem
Name: Prasanna Manyem
Title: Vice President

LENDERS:	THE Huntington National Bank, as a Lender

	By:	/s/ David Tholt
Name: David Tholt
Title: Senior Vice President

LENDERS:	REGIONS BANK, as a Lender

	By:	/s/ Ned Spitzer
Name: Ned Spitzer
Title: Managing Director

LENDERS:	The Bank of Tokyo-Mitsubishi UFJ, LTD, as a Lender

	By:	/s/ Scott O’Connell
Name: Scott O’Connell
Title: Director

LENDERS:	U.S. Bank, N.A., as Lender

	By:	/s/ Michael D. Hauswirth
Name: Michael D. Hauswirth
Title: Senior Vice President

LENDERS:	JPMorgan Chase Bank, N.A., as Lender

	By:	/s/ Andrew McEvoy
Name: Andrew McEvoy
Title: Vice President